Exhibit 10.15

FIRST SUPPLEMENTAL INDENTURE
Dated as of June 21, 2023
1.630% Senior Notes Due 2025

BY AND AMONG

BUNGE LIMITED FINANCE CORP.,
as Issuer
BUNGE LIMITED,
as Guarantor
AND
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS SUCCESSOR IN INTEREST TO U.S. BANK NATIONAL ASSOCIATION,
as Trustee

FIRST SUPPLEMENTAL INDENTURE, dated as of June 21, 2023 (this “Supplemental Indenture”), by and among BUNGE LIMITED FINANCE CORP., a Delaware corporation (the “Issuer” or the “Company”), BUNGE LIMITED, a company incorporated under the laws of Bermuda (the “Guarantor”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Company, the Guarantor and the Trustee are parties to that certain Indenture, dated as of August 17, 2020 (as amended, restated, supplemented or otherwise modified prior to the effectiveness of this Supplemental Indenture, the “Indenture”), relating to the Company’s 1.630% Senior Notes Due 2025 (the “Notes”);
WHEREAS, Section 3.02(f) of the Indenture permits the Company, the Guarantor and the Trustee, together, to amend or supplement the Indenture to terminate the Bunge Master Trust with respect to all Series then outstanding without the consent of the Holders;
WHEREAS, Section 9.01(1) of the Indenture permits the Company, the Guarantor and the Trustee, together, to amend or supplement the Indenture to cure any ambiguity, omission, defect or inconsistency without the consent of the Holders;
WHEREAS, Section 9.01(7) of the Indenture permits the Company, the Guarantor and the Trustee, together, to amend or supplement the Indenture to make any change that does not adversely affect the interests of any Noteholder;
WHEREAS, the Trustee has received an Officer’s Certificate from the Company in accordance with Sections 7.02(b) and 11.04(1) of the Indenture and an Opinion of Counsel in accordance with Sections 7.02(b) and 11.04(2) of the Indenture; and
WHEREAS, each of the conditions in the Indenture necessary to give effect to the amendments set forth herein have been satisfied.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantor and the Trustee hereby agree as follows:
ARTICLE 1
Definitions and Other Provisions of General Application
Section 1.01.    Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture. All definitions in the Indenture shall be read in a manner consistent with the terms of this Supplemental Indenture.
Section 1.02.    Headings. The headings of the sections herein have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.
ARTICLE 2
Amendments to Indenture and Notes
Section 2.01.    Amendments to Indenture and Notes.

(a)    The following definitions are deleted in their entirety and all references thereto in the Indenture and the Notes shall be deleted in their entirety:
(i)    “Bunge Master Trust”;
(ii)    “Designated Obligor”;
(iii)    “Guaranty”;
(iv)    “Master Trust Transaction Documents”;
(v)    “Master Trust Trustee”;
(vi)    “Pooling Agreement”;
(vii)    “Sale Agreement”;
(viii)    “Series 2002-1 Supplement”;
(ix)    “Series 2002-1 VFC”; and
(x)    “Servicing Agreement”.
(b)    The following definitions are deleted in their entirety and replaced with the following:
1.    “Pari Passu Indebtedness” means Indebtedness for borrowed money and indebtedness incurred in connection with Hedge Agreements, in each case which ranks not greater than pari passu (in priority of payment) with the Notes.
2.    “Permitted Indebtedness” means (a) Indebtedness of the Company under the Notes, (b) Pari Passu Indebtedness and (c) Subordinated Indebtedness.
3.    “Restricted Subsidiary” means any Material Subsidiary.
(c)    The following definitions are added:
1.    “Subordinated Indebtedness” means Indebtedness of the Company (including, without limitation, convertible notes), which is explicitly subordinated to the obligations under the Indenture pursuant to the terms and conditions set forth in the transaction documents governing such Indebtedness.
(d)    The following provisions are amended as described below:
1.    Clause (16) of the definition of “Permitted Liens” is amended to delete the following language: “in each case as set forth in the Master Trust Transaction Documents”.
2.    Section 3.02(a) is deleted in its entirety and replaced with the following:
“(a) The Company shall not engage in any business or enterprise or enter into or be a party to any transaction or agreement other than in connection with (i) the issuance and sale of the Notes, (ii) the incurrence of other Permitted Indebtedness, (iii) the entering into of Hedge Agreements relating to the Notes or the other Permitted Indebtedness having a notional amount not exceeding the aggregate principal amount of the Notes and such other Permitted Indebtedness then outstanding and (iv) the use of the net proceeds from the issuance of the Notes or the other Permitted Indebtedness to either increase its investments in intercompany loans or to repurchase, redeem or repay the Notes or other Permitted Indebtedness outstanding from time to time or pay expenses incurred in connection with such Permitted Indebtedness.”
3.    Section 3.02(b) is deleted in its entirety and replaced with the following:
“(b) The Company shall not acquire or own any subsidiary.”
4.    Section 3.02(e) is deleted in its entirety and replaced with the following:
“(e) The Company shall not enter into any consolidation, merger, amalgamation, joint venture, syndicate or other form of combination with any Person, and shall not sell, lease, convey or otherwise dispose of any of its assets or receivables.”
5.    Section 3.02(f) is deleted in its entirety.
6.    Section 6.01(4) and Section 6.01(5) shall be amended to delete each reference to “, a Designated Obligor”.
7.    Section 6.02(b) is deleted in its entirety.
8.    Section 9.02(2) is deleted in its entirety and replaced with the following:
(2) [Reserved].
9.    Section 11.17 is deleted in its entirety and replaced with the following:
“Section 11.17 [Reserved]”
10.    Exhibit A (Form of Initial Notes and Subsequent Notes) is deleted in its entirety and replaced with Exhibit A attached to this Supplemental Indenture.
11.    Schedule 1.1 (Material Subsidiaries) is hereby deleted in its entirety and replaced with the following:

Material Subsidiaries

The following Subsidiaries constitute all of the Material Subsidiaries as of June 21, 2023:
Name        Percentage Directly or Indirectly
        Owned by the Guarantor

Bunge Alimentos S.A.        100%
Bunge Asia Pte. Ltd.    100%
Koninklijke Bunge B.V.    100%
Bunge Holdings B.V.    100%
Bunge Brazil Holdings B.V.    100%
Bunge S.A.    100%
Bunge North America, Inc.    100%
Bunge Canada Investments, Inc.    100%
Bunge N.A. Holdings, Inc.    100%
Bunge Holdings North America, Inc.    100%
Bunge Corporation Ltd.    100%

ARTICLE 3
Ratification of Other Terms and Conditions of the Indenture
Section 3.01.    Indenture to remain in effect. Except as expressly modified herein, the Indenture shall continue in full force and effect in accordance with its terms. Upon the execution of this Supplemental Indenture, the Indenture, the Notes shall be deemed to be modified and amended in accordance with this Supplemental Indenture and each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Indenture as supplemented and amended hereby, unless the context otherwise requires, and all the terms and conditions of this Supplemental Indenture shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.
ARTICLE 4
Miscellaneous
Section 4.01.    Provisions of Indenture and Notes for the Sole Benefit of Parties and Holders of Notes. Nothing in this Supplemental Indenture or the Notes, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture or the Notes.
Section 4.02.    Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 4.03.    Submission to Jurisdiction; Agent for Service; Waiver of Immunities.
(a)    By the execution and delivery of this Supplemental Indenture, the Guarantor hereby (i) irrevocably designates and appoints its Chief Financial Officer (from time to time) at its principal executive offices at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017 (the “Authorized Agent”), as its agent upon which process may be served in any suit, action or proceeding described in the first sentence of Section 11.12 of the Indenture and represents and warrants that the Authorized Agent has accepted such designation and (ii) agrees that service of process upon the Authorized Agent and written notice of said service to the Guarantor mailed or delivered to its Secretary at its registered office at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, shall be deemed in every respect effective service of process upon the Guarantor in any such suit or proceeding.
    (b)    The parties hereto ratify the provisions of Sections 11.11, 11.12, 11.13 and 11.14 of the Indenture with respect to this Supplemental Indenture, as if such provisions were set forth in their entirety herein.
Section 4.04.    Duplicate Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 4.05.    Separability. In case any provision in this Supplemental Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
Section 4.06.    No Liability of the Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture, or the Notes or for or in respect of the recitals contained herein, all of which are made solely by the Company.
[Remainder of Page Intentionally Blank – Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

BUNGE LIMITED FINANCE CORP.
as the Issuer

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: President

BUNGE LIMITED
as the Guarantor

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
AS SUCCESSOR IN INTEREST TO U.S. BANK NATIONAL ASSOCIATION
as the Trustee

By: /s/ David Ferrell
Name: David Ferrell
Title: Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

FORM OF INITIAL NOTES AND SUBSEQUENT NOTES

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. [___]	Principal Amount U.S. $[ ], as revised by the Schedule of Increases and Decreases in Global Note attached hereto CUSIP NO. [ ] ISIN: [ ]

1.630% Senior Notes Due 2025
Bunge Limited Finance Corp., a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum of U.S.$[        ], as revised by the Schedule of Increases and Decreases in Note attached hereto, on August 17, 2025.
Interest Payment Dates: February 17 and August 17
Record Dates: February 2 and August 2
Additional provisions of this Note are set forth on the reverse side hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
BUNGE LIMITED FINANCE CORP.

By:
    Name:
    Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
AS SUCCESSOR IN INTEREST TO
U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies that this is one of
the Notes referred to in the Indenture.

By:____________________________
Authorized Signatory

Date: ___________ ____, 20___

1.630% Senior Note Due 2025
1.    General

Bunge Limited Finance Corp., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), issued the Notes under an Indenture, dated as of August 17, 2020, among the Company, the Guarantor and the Trustee (as such Indenture may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the U.S. Trust Indenture Act of 1939 as in effect on the date of the Indenture (the “Trust Indenture Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.
The Notes are general unsecured senior obligations of the Company, including (a) U.S. $600,000,000 in aggregate principal amount of 1.630% Notes being offered on the Issue Date (subject to Section 2.07 of the Indenture) and (b) any Subsequent Notes. The Notes rank equally with all other unsecured and unsubordinated indebtedness of the Company. This Note is one of the Initial Notes referred to in the Indenture.
The Company may from time to time, without the consent of existing Holders, create and issue Subsequent Notes having the same terms and conditions as the Initial Notes in all respects, except for the Issue Date, issue price and first payment of interest thereon. Subsequent Notes issued in this manner will be consolidated with and will form a single class with the previously outstanding Notes; provided, that if the Subsequent Notes are not fungible with the Initial Notes for United States federal income tax purposes, the Subsequent Notes will have a separate CUSIP number, Common Code, ISIN number and/or any other identifying number.
Except as otherwise provided in the Indenture, the Initial Notes and any Subsequent Notes will be treated as a single class of securities under the Indenture. The Indenture includes various covenants that limit the ability of the Company, among other things, to engage in any business or transaction, acquire subsidiaries, incur Indebtedness or Liens or enter into any consolidations, mergers, amalgamations or sales of assets. In addition, the Indenture imposes certain limitations on, among other things, (i) the incurrence of Liens by the Guarantor or any Restricted Subsidiary, (ii) Sale-Leaseback Transactions by the Guarantor or any Restricted Subsidiary and (iii) consolidations, mergers, amalgamations and sales of assets of the Guarantor, the Company or any Subsidiary.
To guarantee the due and punctual payment of the principal of and premium, if any, and interest on the Notes and all other amounts payable by the Company under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantor has unconditionally guaranteed such obligations pursuant to the terms of the Indenture. The Guarantee is an unsecured and unsubordinated obligation of the Guarantor and ranks equally with all other unsecured and unsubordinated indebtedness and obligations of the Guarantor.
2.    Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company will pay interest semi-annually on February 17 and August 17 of each year commencing February 17, 2021. Interest on the Notes will accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from August 17, 2020. The Company shall pay interest on overdue principal or premium, if any, plus interest on such interest to the extent lawful, at the rate borne by the Notes to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
3.    Method of Payment

By at least 10:00 a.m. (New York City time) on the date on which any principal of and premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Company will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Notes at the close of business on the February 2 or August 2 next preceding the interest payment date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Except as described in the succeeding two sentences, the principal of and premium, if any, and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.03 of the Indenture; provided, however, that, at the option of the Company, each installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the account specified by The Depository Trust Company. Payments in respect of Notes represented by Definitive Notes (including principal, premium, if any, and interest) held by a Holder of at least U.S.$1,000,000 aggregate principal amount of Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
4.    Paying Agent and Registrar

Initially, U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Noteholder. The Company, the Guarantor or any Subsidiary may act as Paying Agent, Registrar or co-registrar.
5.    Optional Redemption by the Company

At any time prior to July 17, 2025 (the “Par Call Date”), the Notes will be redeemable at the option of the Company, at any time in whole or from time to time in part, on at least 15 days but not more than 60 days’ prior notice mailed to the registered address of each Holder of Notes to be so redeemed, at a redemption price equal to (a) the greater of (i) 100% of their principal amount to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Notes to be redeemed that would be due if such Notes matured on the Par Call Date (exclusive of interest accrued but unpaid to the Redemption Date) discounted to their present value as of such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the applicable Treasury Yield (as defined below), as determined by the Reference Treasury Dealers, plus 25 basis points (such greater amount, the “Make-Whole Redemption Price”), plus (b) accrued and unpaid interest, if any, on the Notes to the date of redemption.
On or after July 17, 2025, the Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time, on at least 15 days’ but not more than 60 days’ prior notice mailed to the registered address of each Holder of Notes to be so redeemed, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed (the “Par Call Redemption Price” and, together with the Make-Whole Redemption Price, the “Redemption Price”), plus accrued and unpaid interest on the Notes to be redeemed to the date of redemption.
For purposes of determining the Redemption Price, the following definitions are applicable:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of such Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the bid price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) at 4:00 P.M. on the third business day preceding such Redemption Date, as set forth on “Bloomberg page PX1” (or such other page as may replace Bloomberg page PX1), or (b) if such page (or any successor page) is not displayed or does not contain such bid prices at such time, (i) the average of the Reference Treasury Dealer Quotations obtained by the Company for such date, after excluding the highest and lowest of four such Reference Treasury Dealer Quotations or (ii) if the Company is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Company.
“Independent Investment Banker” means any of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC or, if none of such firms are willing or able to select the applicable Comparable Treasury Issue, a leading independent investment banking institution appointed by the Company.
“Primary Treasury Dealer” shall have the meaning assigned to such term in the definition of “Reference Treasury Dealer”.
“Reference Treasury Dealer” means Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC and two other primary U.S. Government Securities dealers in New York City selected by the Independent Investment Banker (each, a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, an average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for the Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 4:00 p.m., New York City time, on the third business day preceding such Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date applicable to the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.
In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate, which shall comply with the procedures of DTC, although no Notes of U.S. $2,000 in original principal amount or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the Redemption Date, interest will cease to accrue on Notes or portions thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable Redemption Price pursuant to the Indenture.
6.    Offers to Repurchase

Upon the occurrence of a Change of Control Triggering Event, the Company shall make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 thereof) of each Holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase, subject to the right of Holders of the Notes of record on the relevant record date to receive interest due on the relevant interest payment date (the “Change of Control Payment”). The Change of Control Offer shall be made in accordance with Section 3.15 of the Indenture.
7.    Additional Amounts

The Guarantor will pay to the Holder of any Note such additional amounts as may be necessary so that every net payment to a holder or beneficial owner of principal of and premium, if any, and interest on such Note, after deducting or withholding for or on account of any present or future tax, duty, fee, assessment or other similar governmental charge duly imposed by Bermuda, will not be less than the amount provided in such Note to be then due and payable. The Guarantor will not be required, however, to make any payment of additional amounts for or on account of any such tax imposed by reason of the holder or beneficial owner having some connection with Bermuda, other than its participation as a holder or beneficial owner of a Note.
8.    Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of U.S. $2,000 and whole multiples of U.S. $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of Notes to be redeemed and ending on the date of such mailing or (ii) any Notes for a period beginning 15 days before an interest payment date and ending on such interest payment date.

9.    Persons Deemed Owners

The registered Holder of this Note may be treated as the owner of it for all purposes.
10.    Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.
11.    Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Securities for the payment of principal and interest on such Notes to redemption or maturity, as the case may be.
12.    Amendment, Waiver

The Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes; provided, however, that the consent of each Noteholder affected is required to (i) reduce the amount of Notes whose Holders must consent to an amendment of the Indenture or the Notes, (ii) reduce the stated rate or extend the stated time for payment of interest on a Note, (iii) reduce the principal of or extend the Stated Maturity of a Note, (iv) reduce the premium payable upon redemption of a Note, (v) make any Note payable in money other than that stated herein, (vi) impair the right of a Holder to receive payment under the Note or institute suit for the enforcement of such payment, (vii) make any change to the amendment provisions which require each Holder’s consent or the waiver provisions, or (viii) release the Guarantor or modify the Guarantee.
Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 4 of the Indenture, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to add guarantees with respect to the Notes, or to secure the Notes, or to add additional covenants of the Company, the Guarantor or any Subsidiary, or surrender rights and powers conferred on the Company, the Guarantor or any Subsidiary, issue Subsequent Notes, or to comply with any requirement of the SEC in connection with qualifying the Indenture under the Trust Indenture Act, or to make any change that does not adversely affect the rights of any Noteholder.
Subject to certain exceptions set forth in the Indenture, any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Noteholder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes, on behalf of all Holders of the Notes.
13.    Defaults and Remedies

Under the Indenture, Events of Default include (1) default for 30 days in payment of interest or additional interest when due on the Notes; (2) default in payment of principal of or premium, if any, on the Notes at Stated Maturity, upon optional redemption, upon declaration or otherwise; (3) the failure by the Company or the Guarantor to comply for 60 days after written notice with its other agreements contained in the Indenture or under the Notes (other than those referred to in (1) or (2) above); (4) the failure of the Company, the Guarantor or a Material Subsidiary (a) to pay the principal of any indebtedness for borrowed money, including obligations evidenced by any mortgage, indenture, bond, debenture, note, guarantee or other similar instruments, on the scheduled or original date due; (b) to pay interest on any such indebtedness beyond any provided grace period; or (c) to observe or perform any agreement or condition relating to such indebtedness, the effect of which is to cause such indebtedness to become due prior to its stated maturity and such acceleration has not been cured within 15 days after notice of acceleration; provided that an event described in clause (a), (b) or (c) above shall not constitute an Event of Default unless, at such time, one or more events of the type described in clauses (a), (b) or (c) shall have occurred or be continuing with respect to indebtedness in an amount exceeding U.S. $100,000,000; or (5) certain events of bankruptcy, insolvency or reorganization of the Company, the Guarantor or a Material Subsidiary (the “bankruptcy events”). However, a default under clause (3) with respect to the Notes will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes notify the Company or the Guarantor, as the case may be, of the default and the Company or the Guarantor, as the case may be, does not cure such default within the time specified in clause (3) hereof after receipt of such notice.
If an Event of Default other than a bankruptcy event occurs and is continuing with respect to the Notes, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes by written notice to the Company to be due and payable immediately. If an Event of Default in connection with a bankruptcy event occurs and is continuing, the principal amount of the Notes, the premium, if any, and all accrued and unpaid interest shall be immediately due and payable without any action or other act on the part of the Trustee or the Holders.
Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes (voting as a single class) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.
14.    Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
15.    No Recourse Against Others

An incorporator, director, officer, employee, affiliate, stockholder or shareholder of each of the Company or the Guarantor, solely by reason of this status, shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Guarantee or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
16.    [Reserved]

17.    Authentication

This Note shall not be valid for any purposes until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) has manually signed the certificate of authentication appearing on this Note.
18.    Abbreviations

Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).
19.    CUSIP Numbers
Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
20.    Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof.
The Company will furnish to any Noteholder upon written request and without charge to the Noteholder a copy of the Indenture. Requests may be made to:
    Bunge Limited Finance Corp.
    1391 Timberlake Manor Parkway
Chesterfield, Missouri 63017
    Attention: Treasurer
Telephone No: (636) 292-3029
Telecopy: (636) 292-4029

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

_____________________________________________________
(Print or type assignee’s name, address and zip code)

__________________________________________
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ____________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

_____________________________________________________________________________
Date: _______________ Your Signature ____________________________________________

Signature Guarantee: ____________________________________________________________
(Signature must be guaranteed)

_____________________________________________________________________________
Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The following increases or decreases in this Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 3.15 of the Indenture, check the box below:
[ ] Section 3.15
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.15 of the Indenture, state the amount you elect to have purchased:
$_______________
Date: _____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)
Tax Identification No.:
Signature Guarantee*: __________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).